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                                                               Exhibit 99(a)(12)

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

         THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (the "Corporation"), a corporation organized under the laws of the State of Maryland, having its principal place of business at 1221 Avenue of the Americas, New York, NY 10020, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

         SECOND: The Board of Directors of the Corporation at a meeting duly convened and held on February 13, 2003 adopted a resolution (i) redesignating the class of stock of the Corporation designated currently as Mid Cap Value Portfolio Class I to U.S. Mid Cap Core Portfolio Class I; (ii) redesignating the class of stock of the Corporation designated currently as Mid Cap Value Portfolio Class II to U.S. Mid Cap Core Portfolio Class II; (iii) adding one portfolio; and (iv) increasing the total number of shares of stock which the Corporation shall have the authority to issue from twenty-six billion (26,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twenty-six million dollars ($26,000,000) and designated and classified in twenty-five portfolios as follows:

NAME OF CLASS                                     NUMBER OF SHARES OF COMMON
                                                  STOCK CLASSIFIED AND ALLOCATED
Money Market Portfolio Class I                    1,000,000,000
Money Market Portfolio Class II                   1,000,000,000
Fixed Income Portfolio Class I                      500,000,000
Fixed Income Portfolio Class II                     500,000,000
High Yield Portfolio Class I                        500,000,000
High Yield Portfolio Class II                       500,000,000
International Fixed Income
  Portfolio Class I                                 500,000,000
International Fixed Income
  Portfolio Class II                                500,000,000
Emerging Markets Debt Portfolio Class I             500,000,000
Emerging Markets Debt Portfolio Class II            500,000,000
Balanced Portfolio Class I                          500,000,000
Balanced Portfolio Class II                         500,000,000
Multi-Asset-Class Portfolio Class I                 500,000,000
Multi-Asset-Class Portfolio Class II                500,000,000
Equity Growth Portfolio Class I                     500,000,000
Equity Growth Portfolio Class II                    500,000,000
Value Portfolio Class I                             500,000,000
Value Portfolio Class II                            500,000,000
Core Equity Portfolio Class I                       500,000,000
Core Equity Portfolio Class II                      500,000,000
Mid Cap Growth Portfolio Class I                    500,000,000
Mid Cap Growth Portfolio Class II                   500,000,000
Mid Cap Value Portfolio Class I                     500,000,000
Mid Cap Value Portfolio Class II                    500,000,000
U.S. Real Estate Portfolio Class I                  500,000,000

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U.S. Real Estate Portfolio Class II                 500,000,000
Global Value Equity Portfolio Class I               500,000,000
Global Value Equity Portfolio Class II              500,000,000
International Magnum Portfolio Class I              500,000,000
International Magnum Portfolio Class II             500,000,000
Emerging Markets Equity Portfolio Class I           500,000,000
Emerging Markets Equity Portfolio Class II          500,000,000
Asian Equity Portfolio Class I                      500,000,000
Asian Equity Portfolio Class II                     500,000,000
Latin American Portfolio Class I                    500,000,000
Latin American Portfolio Class II                   500,000,000
Active International Allocation
  Portfolio Class I                                 500,000,000
Active International Allocation
  Portfolio Class II                                500,000,000
Technology Portfolio Class I                        500,000,000
Technology Portfolio Class II                       500,000,000
Targeted Duration Portfolio Class I                 500,000,000
Targeted Duration Portfolio Class II                500,000,000
Investment Grade Fixed Income
  Portfolio Class I                                 500,000,000
Investment Grade Fixed Income
  Portfolio Class II                                500,000,000
Capital Preservation Portfolio Class I              500,000,000
Capital Preservation Portfolio Class II             500,000,000
Global Franchise Portfolio Class I                  500,000,000
Global Franchise Portfolio Class II                 500,000,000
Equity and Income Portfolio Class I                 500,000,000
Equity and Income Portfolio Class II                500,000,000

to twenty-seven billion (27,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twenty-seven million dollars ($27,000,000) and designated and classified in twenty-six portfolios as follows:

NAME OF CLASS                                     NUMBER OF SHARES OF COMMON
                                                  STOCK CLASSIFIED AND ALLOCATED
Money Market Portfolio Class I                    1,000,000,000
Money Market Portfolio Class II                   1,000,000,000
Fixed Income Portfolio Class I                      500,000,000
Fixed Income Portfolio Class II                     500,000,000
High Yield Portfolio Class I                        500,000,000
High Yield Portfolio Class II                       500,000,000
International Fixed Income
  Portfolio Class I                                 500,000,000
International Fixed Income
  Portfolio Class II                                500,000,000
Emerging Markets Debt Portfolio Class I             500,000,000
Emerging Markets Debt Portfolio Class II            500,000,000
Balanced Portfolio Class I                          500,000,000
Balanced Portfolio Class II                         500,000,000
Multi-Asset-Class Portfolio Class I                 500,000,000
Multi-Asset-Class Portfolio Class II                500,000,000
Equity Growth Portfolio Class I                     500,000,000
Equity Growth Portfolio Class II                    500,000,000
Value Portfolio Class I                             500,000,000
Value Portfolio Class II                            500,000,000
Core Equity Portfolio Class I                       500,000,000

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Core Equity Portfolio Class II                      500,000,000
Mid Cap Growth Portfolio Class I                    500,000,000
Mid Cap Growth Portfolio Class II                   500,000,000
U.S. Mid Cap Core Portfolio Class I                 500,000,000
U.S. Mid Cap Core Portfolio Class II                500,000,000
U.S. Real Estate Portfolio Class I                  500,000,000
U.S. Real Estate Portfolio Class II                 500,000,000
Global Value Equity Portfolio Class I               500,000,000
Global Value Equity Portfolio Class II              500,000,000
International Magnum Portfolio Class I              500,000,000
International Magnum Portfolio Class II             500,000,000
Emerging Markets Equity Portfolio Class I           500,000,000
Emerging Markets Equity Portfolio Class II          500,000,000
Asian Equity Portfolio Class I                      500,000,000
Asian Equity Portfolio Class II                     500,000,000
Latin American Portfolio Class I                    500,000,000
Latin American Portfolio Class II                   500,000,000
Active International Allocation
  Portfolio Class I                                 500,000,000
Active International Allocation
  Portfolio Class II                                500,000,000
Technology Portfolio Class I                        500,000,000
Technology Portfolio Class II                       500,000,000
Targeted Duration Portfolio Class I                 500,000,000
Targeted Duration Portfolio Class II                500,000,000
Investment Grade Fixed Income
  Portfolio Class I                                 500,000,000
Investment Grade Fixed Income
  Portfolio Class II                                500,000,000
Capital Preservation Portfolio Class I              500,000,000
Capital Preservation Portfolio Class II             500,000,000
Global Franchise Portfolio Class I                  500,000,000
Global Franchise Portfolio Class II                 500,000,000
Equity and Income Portfolio Class I                 500,000,000
Equity and Income Portfolio Class II                500,000,000
Small Company Growth Portfolio Class I              500,000,000
Small Company Growth Portfolio Class II             500,000,000

         THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the Maryland General Corporation Law and Article FIFTH of the Corporation's Articles of Incorporation.

         FOURTH: These Articles of Amendment to the Articles of Incorporation are limited to changes expressly authorized by Sections 2-105(a)(12) and 2-605 of Maryland General Corporation Law to be made without action by the stockholders.

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         FIFTH: The description of the shares of stock designated and classifed as set forth above, including any preference, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Incorporation and has not changed in connection with these Articles of Amendment to the Articles of Incorporation.

         IN WITNESS WHEREOF, The Universal Institutional Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Secretary on this 20th day of February, 2003.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                                   By:   /s/ Ronald E. Robison
                                                       -------------------------
                                                         Ronald E. Robison
                                                         President

[SEAL]

Attest:

/s/ Mary E. Mullin
----------------------------
Mary E. Mullin
Secretary

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         THE UNDERSIGNED, President of The Universal Institutional Funds, Inc.,
who executed on behalf of said corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                                 By:   /s/ Ronald E. Robison
                                                     ---------------------------
                                                       Ronald E. Robison
                                                       President